                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  JANUARY 8, 1997
                                                        -----------------


                      BIO-DENTAL TECHNOLOGIES CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


             CALIFORNIA                   1-10771               84-1104386
   ----------------------------         ------------        -------------------
   (State or other jurisdiction         (Commission            (IRS Employer
        of incorporation)               File Number)        Identification No.)


           11291 SUNRISE PARK DRIVE, RANCHO CORDOVA, CALIFORNIA 95742
           ----------------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code  916-638-8147
                                                           --------------


                                      NONE
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 2.   OTHER EVENTS

        On January 8, 1997 (the "Effective Date"), Bio-Dental Technologies Corporation (the "Registrant") consummated a merger with Zila, Inc., a Delaware corporation ("Zila"), and Zila Merger Corporation, a Delaware corporation, whereby the Registrant became a wholly-owned subsidiary of Zila through the merger of Zila Merger Corporation, a wholly-owned subsidiary of Zila ("Merger Sub"), with and into the Registrant (the "Merger").

        On the Effective Date of the Merger: (i) the Registrant became a wholly-owned subsidiary of Zila by merger of the Merger Sub with and into the Registrant; (ii) the stockholders of the Registrant, by such merger, became stockholders of Zila, as each then outstanding share of common stock, $.01 par value, of the Registrant (the "Bio-Dental Common Stock") was converted into
0.825 shares of the common stock, $.001 par value, of Zila (the "Zila Common Stock"), as determined under the exchange ratio formula set forth in the Merger Agreement dated August 8, 1996 between Registrant, Zila and the Merger Sub, a copy of which was filed with the Registrant's Form 8-K Current Report dated August 8, 1996 and which is incorporated herein by this reference; (iii) each outstanding option to purchase Bio-Dental Common Stock was converted into an option to purchase a number of shares of Zila Common Stock equal to the number of shares of Zila Common Stock which the holder of such option would have received in the Merger in exchange for the shares of Bio-Dental Common Stock subject to such option if such option had been exercised immediately prior to the Effective Date, at an exercise price per share determined by dividing the exercise price per share of Bio-Dental Common Stock subject to such option, as in effect immediately prior to the Effective Date, by a fraction the numerator of which was the number of shares of Zila Common Stock subject to such option immediately after the Effective Date and the denominator of which is the number of shares of Bio-Dental Common Stock subject to such option immediately prior to the Effective Date and rounding the resulting per-share exercise price up to the nearest whole cent; and (iv) the separate existence of the Merger Sub ceased, and the Registrant continues as the surviving corporation.

        The Merger Agreement and the Merger was approved by the affirmative vote of the holders of a majority of the outstanding shares of Bio-Dental Common Stock entitled to vote at a Special Meeting of Shareholders that was held on December 30, 1996.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

        The following documents are attached to this Form 8-K as exhibits:

        A. Merger Agreement dated August 8, 1996 by and among the Registrant, Zila and Merger Sub, incorporated herein by reference to Registrant's Form 8-K Current Report dated August 8, 1996.

        B. Closing Certificate dated January 8, 1997, executed by the Registrant and Zila


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acknowledging the exchange ratio of .825 shares of Zila Common Stock for every share of Bio-Dental Common Stock; and

        C.  Registrant's Press Release dated January 8, 1997.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Bio-Dental Technologies Corporation




                                     By  /s/  TERRY E. BANE
                                        --------------------------------------
                                        Terry E. Bane, Chief Financial Officer

Date:  January 17, 1997




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
                              CLOSING CERTIFICATE

        The undersigned, Joseph Hines, as President of Zila, Inc., a Delaware corporation ("Zila"), and Curtis M. Rocca, as President of Bio-Dental Technologies Corporation, a California corporation ("Bio-Dental"), in connection with the closing of the transactions contemplated by that certain Merger Agreement dated August 8, 1996 (the "Agreement") among Zila, Bio-Dental and Zila Merger Corporation, a Delaware corporation, do each hereby acknowledge and agree that for purposes of Section 1.5(a) of the Agreement the average closing bid price for Parent Common Stock (as defined in the Agreement) as reported by the Nasdaq Small-Cap Market during the Calculation Period (as defined in the Agreement) was not less than $6.00 per share or greater than $7.75 per share and that, accordingly, each share of Company Common Stock (as defined in the Agreement) issued and outstanding immediately prior to the Effective Time (as defined in the Agreement), other than shares canceled pursuant to Section 1.5(b) of the Agreement, shall automatically be canceled and extinguished and be converted into and become a right to receive 0.825 shares of Parent Common Stock, all as more fully set forth in the Agreement.

        IN WITNESS WHEREOF, each of the undersigned has executed this Closing Certificate effective as of this __ day of January, 1997.


                                        ZILA, INC.


                                        By: /s/ JOSEPH HINES
                                            -------------------------
                                             Joseph Hines, President


                                        BIO-DENTAL TECHNOLOGIES
                                        CORPORATION


                                        By:
                                            ----------------------------
                                             Curtis M. Rocca, President

                              CLOSING CERTIFICATE

        The undersigned, Joseph Hines, as President of Zila, Inc., a Delaware corporation ("Zila"), and Curtis M. Rocca, as President of Bio-Dental Technologies Corporation, a California corporation ("Bio-Dental"), in connection with the closing of the transactions contemplated by that certain Merger Agreement dated August 8, 1996 (the "Agreement") among Zila, Bio-Dental and Zila Merger Corporation, a Delaware corporation, do each hereby acknowledge and agree that for purposes of Section 1.5(a) of the Agreement the average closing bid price for Parent Common Stock (as defined in the Agreement) as reported by the Nasdaq Small-Cap Market during the Calculation Period (as defined in the Agreement) was not less than $6.00 per share or greater than $7.75 per share and that, accordingly, each share of Company Common Stock (as defined in the Agreement) issued and outstanding immediately prior to the Effective Time (as defined in the Agreement), other than shares canceled pursuant to Section 1.5(b) of the Agreement, shall automatically be canceled and extinguished and be converted into and become a right to receive 0.825 shares of Parent Common Stock, all as more fully set forth in the Agreement.

        IN WITNESS WHEREOF, each of the undersigned has executed this Closing Certificate effective as of this __ day of January, 1997.


                                        ZILA, INC.


                                        By:
                                            -------------------------
                                             Joseph Hines, President


                                        BIO-DENTAL TECHNOLOGIES
                                        CORPORATION


                                        By: /s/ CURTIS M. ROCCA
                                            ----------------------------
                                             Curtis M. Rocca, President
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                                                        BIODENTAL
                                                        TECHNOLOGIES CORPORATION


CONTACT:

Curtis M. Rocca III                             Terry E. Bane
President and Chief Executive Officer           Chief Financial Officer
(916)638-8147                                   (916)638-8147

FOR IMMEDIATE RELEASE

                      BIO-DENTAL TECHNOLOGIES CORPORATION
                        COMPLETES MERGER WITH ZILA, INC.

SACRAMENTO, California (January 8, 1997) - Bio-Dental Technologies Corporation (NASDAQ NM:BDTC) announced today that it has concluded its merger with Zila, Inc. (NASDAQ:ZILA).

        Under the terms of the merger, each Bio-Dental shareholder will receive
0.825 shares of Zila stock for each share of Bio-Dental stock. The transaction is being accounted for as a pooling of interests, with Bio-Dental becoming a wholly-owned subsidiary of Zila.

         With the merger now completed, Bio-Dental's dental supply distribution subsidiary, The Supply House, will ready itself for the anticipated launch of Zila's patented new oral cancer diagnostic aid, OraTest(TM). The Supply House will be the exclusive distributor of OraTest, once FDA approval is received for U.S. distribution of the new oral cancer diagnostic. OraTest has already been approved for use in the U.K., Australia, Canada, New Zealand and several other countries.

        "We are very excited about the potential of OraTest and what it could mean for the growth of The Supply House," said Curtis M. Rocca, III, President of Bio-Dental. Every dentist who uses OraTest will have to call The Supply House to order. While we have them on the phone, we believe we will be able to sell them many other products as well."

        The merger also provides Zila with strong vertical integration of the OraTest process - from the manufacture of the active ingredient through the distribution to the end user. This should greatly enhance Zila's margin opportunity on product sales.

         Bio-Dental's existing management team will remain in place, and the Company's headquarters will remain in Sacramento, CA. Existing Bio-Dental management will be responsible for the growth and operations of Bio-Dental's two wholly owned subsidiaries, The Supply House and Integrated Dental Technologies.

                                                               P.O. Box 399
                                                               Rancho Cordova
                                                               CA 95741-0399
                                                               (916)638-8020
                                                               Fax:(916)638-0116
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        Bio-Dental Technologies Corporation manufactures, markets, and distributes dental supplies and proprietary, high-technology dental products to the $2-billion professional dental supply market in all 50 states and Canada.

        Zila, Inc. is an international marketer of oral healthcare products, including Zilactin(R), Zilactin-B, Zilactin-L, Zilactin-Lip and Quick Floss(TM), in markets worldwide. Zila is the nation's only manufacturer of pharmaceutical grade toluidine blue (the active ingredient in OraTest).

        The information set forth in this press release includes forward-looking statements and references to potential future developments. Such statements and references are based upon certain assumptions, including, but not limited to, FDA approval of Zila's OraTest cancer diagnostic, the inherent marketability of OraTest, the ability for The Supply House and Integrated Dental Technologies to effectively execute their business plans, and the absence of unforeseen market developments.


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